SPDR® S&P 500 Fossil Fuel Reserves Free ETF	SPYX (NYSE Ticker)

Summary Prospectus-November 24, 2015 (as revised August 31, 2016)

Before you invest in the SPDR® S&P 500 Fossil Fuel Reserves Free ETF (the “Fund”), you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s prospectus and statement of additional information dated November 24, 2015, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=SPYX.

You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

Investment Objective

The SPDR S&P 500 Fossil Fuel Reserves Free ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P 500 Fossil Fuel Free Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.25%
Distribution and service (12b-1) Fees(1)	0.00%
Other expenses(2)	0.00%
Total annual Fund operating expenses	0.25%
Less contractual fee waiver(3)	-0.05%
Net annual Fund operating expenses	0.20%
(1)

The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through the next twelve (12) months of operation.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(3)

SSGA Funds Management, Inc. (“SSGA FM” or “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse certain expenses, until October 31, 2017, so that the net annual fund operating expenses of the Fund will be limited to 0.20% of the Fund’s average daily net assets before application of any fees and expenses not paid by the Adviser under the Investment Advisory Agreement (except for acquired fund fees and expenses from holdings in acquired funds for non-cash management purposes), if any. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and the waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2017. This waiver and/or reimbursement may not be terminated prior to October 31, 2017 except with the approval of the Fund’s Board of Trustees.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$20	$70

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations prior to the end of the most recent fiscal year.

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SPDR® S&P 500 Fossil Fuel Reserves Free ETF

The Fund’s Principal Investment Strategy

In seeking to track the performance of the S&P 500 Fossil Fuel Free Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days’ notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies), cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of companies in the S&P 500 Index that do not own fossil fuel reserves. For purposes of the composition of the Index, fossil fuel reserves are defined as economically and technically recoverable sources of crude oil, natural gas and thermal coal but do not include metallurgical or coking coal, which are used in connection with steel production. The Index is a subset of the S&P 500 Index (the “Underlying Index”), which serves as the initial universe of eligible securities for the Index. In constructing the Index, the initial universe is screened in an effort to exclude companies with any ownership of fossil fuel reserves, including for third-party and in-house power generation, as determined by publicly available information, such as annual reports and other company publications.

The Index is weighted by float-adjusted market capitalization. The Index is rebalanced quarterly after the close of business on the third Friday of March, June, September, and December. The rebalancing reference dates are after the close of the third Friday of February, May, August, and November, respectively. New additions to the Underlying Index are reviewed for inclusion in the Index each quarter, provided they have been added to the Underlying Index by the Index rebalancing reference dates. Fossil fuel reserve ownership information is updated annually in April and is first applied as part of the following June quarterly rebalancing. As of September 30, 2015, a significant portion of the Index comprised companies in the technology, financial and health care sectors, although this may change from time to time. As of September 30, 2015, the Index comprised 475 securities.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

Principal Risks of Investing in the Fund

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts (“REITs”)). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Fossil Fuel Reserves Free Ownership Risk: The lack of ownership of fossil fuel reserves may potentially have an adverse effect on a company’s profitability. The returns on a portfolio of securities that excludes companies that own fossil fuel reserves may trail the returns on a portfolio of securities that includes companies that own fossil fuel reserves.

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SPDR® S&P 500 Fossil Fuel Reserves Free ETF

Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index (i.e., achieve a high correlation with the Index), the Fund’s return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.

Market Risk: The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Non-diversification Risk: As a “non-diversified” mutual fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match that of the Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index.

Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

Fund Performance

The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

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SPDR® S&P 500 Fossil Fuel Reserves Free ETF

Portfolio Management

Investment Adviser

SSGA FM serves as the investment adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily, John Tucker and Karl Schneider.

Mike Feehily, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 2010.

John Tucker, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

Karl Schneider, CAIA, is a Vice President of the Adviser. He joined the Adviser in 1996.

Purchase and Sale Information

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

© 2015 State Street Corporation. All Rights Reserved.

SPYXSUMPRO

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